UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

GrabAGun Digital Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! GrabAGun Digital Holdings Inc. Annual Meeting of Shareholders Tuesday, June 23, 2026 10:00 AM, Central Time Annual meeting to be held virtually at www.proxydocs.com/PEW. You must register to attend the meeting online and/or participate at www.proxydocs.com/PEW For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/PEW To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 12, 2026. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 23, 2026 For Shareholders of record as of April 24, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/PEWCall: 1-866-648-8133 Email: paper@investorelections.com* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

GrabAGun Digital Holdings Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS OF GRABAGUN DIGITAL HOLDINGS INC. (THE "COMPANY") RECOMMENDS A VOTE: FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 PROPOSAL 1. Election of eight directors to each serve a one-year term ending at the 2027 Annual Meeting of Shareholders 1.01 Marc Nemati 1.02 Matthew Vittitow 1.03 Chris Cox 1.04 Andrew J. Keegan 1.05 Collins Iyare Idehen Jr. 1.06 Blake Masters 1.07 Kelly Reisdorf 1.08 Donald J. Trump Jr. 2. To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To transact any such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.